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CHICAGO TITLE GF# 4300172100354 MB

ASSIGNMENT OF LEASES AND RENTS

This ASSIGNMENT OF LEASES AND RENTS (this "Assignment") made as of July 8, 2021 by and from SGB Development Corp., a Delaware corporation, whose address is 195 Montague Street, 14th Floor, Brooklyn, NY 11201, (collectively "Borrower") to WeinRitter Realty, LP having its main office and place of business at P. O. Box 782129, San Antonio, TX 78278-2129 ("Lender").

RECITALS:

1. Borrower is the owner of certain real property located in Lago Vista, Travis County, Texas, more particularly described as follows (the "Property"), to-wit:

> Being 59.3712 acres of land, more or less, out of the K. BALDWIN SURVEY NO. 600, ABSTRACT NO. 90, Travis County, Texas, and out of a portion of Lot 1, AMENDED PLAT OF THE COVE AT LAGO VISTA, a subdivision in Travis County, Texas, according to the map or plat recorded in Volume 87, Page 174C, Plat Records of Travis County, Texas. Said 59.3712 acre tract being that same tract of land described in the deed to Northport Harbor, LLC, dated September 2, 2014, recorded in Document No. 2014131554, Official Public Records of Travis County, Texas, and more particularly described by metes and bounds in Exhibit "A" attached hereto and made a part hereof.

2. Borrower has executed and delivered to Lender a promissory note (the "Note") of even date herewith in the original principal amount of $2,000,000.00 and a Deed of Trust (the "Security Instrument") of even date and recorded contemporaneously herewith, securing the obligations of Borrower under the Note and the Security Instrument (the "Obligations").

3. Borrower desires to transfer and assign to Lender all of its right, title and interest in, to and under the leases now or hereafter affecting the Property, the rents, income and profits due, or to become due thereunder, and the right to enforce any guarantees of the obligations owed Borrower thereunder.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, with intent to be legally bound hereby, Borrower does hereby absolutely and unconditionally GRANT, CONVEY, ASSIGN, TRANSFER and SET OVER unto Lender the following:

> (a) all rights, title, interests, estates, powers, privileges, options and other benefits of Borrower in, to and under the lease agreements which now or hereafter cover or affect all or any portion of the Property, together with all renewals, extensions, modifications, amendments, subleases and assignments of such lease agreements (such lease agreements, renewals, extensions, modifications, amendments, subleases and assignments hereinafter called the "Lease" or "Leases"); and

> (b) all of the rents, income, receipts, revenues, issues, profits and other sums of money (hereinafter collectively called the "Rent" or "Rents") that are now and/or at any time hereafter become due and payable to Borrower under the terms of the Leases or arising or issuing from or out of the Leases or from or out of the Property or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, payments in consideration for cancellation of a Lease, security deposits, advance rents, all proceeds payable under any policy of insurance covering

loss of rents resulting from untenantability caused by destruction or damage to the Property and all of Borrower's rights to recover monetary amounts from any lessee in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under the Federal Bankruptcy Code, as amended including specifically the immediate and continuing right to collect and receive each and all of the foregoing; and

(c) any and all guaranties of payment of the Rent (hereinafter called the "Guaranties").

This Assignment is intended to be and is an absolute present assignment from Borrower to Lender and is not intended and does not constitute either additional security or the passage of a security interest. This Assignment is made by Borrower to provide a source of future payment of the Note and all indebtedness now or hereafter incurred or arising pursuant to the provisions of, or secured by, the Security Instrument; SUBJECT, HOWEVER, to the terms, provisions and conditions herein set forth.

Borrower further covenants and agrees as follows:

1. Lender as Creditor of Lessee. Upon execution of this Assignment, Lender, and not Borrower, shall be the creditor of the lessee under any Lease ("Lessee") in respect of assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting any such Lessee. However, Borrower, and not Lender, shall be the party obligated to make timely filings of claims in such proceedings or to otherwise pursue creditor's rights therein. Lender shall have the option to apply any monies received by it as such creditor to the reduction of the principal of or the prepayment premium, if any, or interest on the Obligations. In the event any Lessee under the Leases should be the subject of any proceeding under the Federal Bankruptcy Code, as amended, or any other federal, state or local statute which provides for the possible termination or rejection of any of the Leases assigned hereby, Borrower covenants and agrees that if any Lease is so rejected, no settlement for damages shall be made without the prior written consent of Lender, and any check in payment of damages for rejection of any such Lease will be made payable to both Borrower and Lender. Borrower hereby assigns any such payment to Lender and further covenants and agrees that upon the request of Lender, it will duly endorse to the order of Lender any such check, the proceeds of which will be applied to the Note and other indebtedness secured by the Security Instrument, principal, interest, attorneys' and collection fees and other amounts, in such order as Lender in its sole discretion may determine.

2. Notice of Default and Remedies of Lender. It shall constitute an "Event of Default" under this Assignment if (a) Borrower fails to perform any obligation or observe any condition under this Assignment or (b) an Event of Default occurs under the Security Instrument or the Note, or any other instrument to secure debt, deed of trust, mortgage, collateral mortgage, pledge, security deed, security agreement, guaranty, assignment of leases or rents, construction loan agreement, or any other instrument now or hereafter given to evidence or further secure the payment of any of the Obligations (all such documents, the "Loan Documents"). Until receipt from Lender of notice of an Event of Default (hereinafter called a "Notice of Default"), each Lessee under the Leases may pay Rent directly to Borrower and Borrower shall have the right to receive such Rent provided that Borrower shall hold such Rent as a trust fund to be applied as required by Lender. Borrower hereby covenants so to apply the Rent, before using any part of the same for any other purposes, (a) to the payment of taxes and assessments upon the Property before penalty or interest is due thereon, (b) to the cost of insurance, maintenance and repairs required by the terms of the Security Instrument, (c) to the satisfaction of all obligations specifically set forth in the Leases, and (d) to the payment of interest and principal becoming due on the Note and the Security Instrument. Upon receipt from

Lender of a Notice of Default, each Lessee under the Leases is hereby authorized and directed to pay directly to Lender all Rent thereafter accruing and the receipt of Rent by Lender shall be a release of such Lessee to the extent of all amounts so paid. The receipt by a Lessee of a Notice of Default shall be sufficient authorization for such Lessee to make all future payments of Rent directly to Lender and each such Lessee shall be entitled to rely on such Notice of Default and shall have no liability to Borrower for any Rent paid to Lender after receipt of such Notice of Default. Rent so received by Lender for any period prior to foreclosure under the Security Instrument or acceptance of a deed in lieu of such foreclosure shall be applied by Lender to the payment (in such order as Lender shall determine) of: (a) all expenses of managing the Property, including but not limited to the salaries, fees and wages of a managing agent and such other employees as Lender may deem necessary or desirable; all expenses of operating and maintaining the Property, including but not limited to all taxes, assessments, charges, claims, utility costs and premiums for insurance, and the cost of all alterations, renovations, repairs or replacements; and all expenses incident to taking and retaining possession of the Property and/or collecting the Rent due and payable under the Leases; and (b) the Note and other indebtedness secured by the Security Instrument, principal, interest, attorneys' and collection fees and other amounts, in such order as Lender in its sole discretion may determine. In no event will this Assignment reduce the indebtedness evidenced by the Note or otherwise secured by the Security Instrument, except to the extent, if any, that Rent is actually received by Lender and applied upon or after said receipt to such indebtedness in accordance with the preceding sentence. Without impairing its rights hereunder, Lender may, at its option, at any time and from time to time, release to Borrower Rent so received by Lender or any part thereof. As between Borrower and Lender, and any person claiming through or under Borrower, other than any Lessee under the Leases who has not received a Notice of Default pursuant to this Section, this Assignment is intended to be absolute, unconditional and presently effective and the provisions of this Section for notification of Lessees under the Leases upon the occurrence of an Event of Default specified in the Security Instrument are intended solely for the benefit of each such Lessee and shall never inure to the benefit of Borrower or any person claiming through or under Borrower, other than a Lessee who has not received such notice. It shall never be necessary for Lender to institute legal proceedings of any kind whatsoever to enforce the provisions of this Section.

3. Assignment of Leases and Rents. When Borrower pays Lender for the full amount of the indebtedness secured by the Security Instrument, including the indebtedness evidenced by the Note, and such payment is evidenced by a recorded satisfaction or release of the Security Instrument, and if all of the covenants, warranties, undertakings and agreements made in this Assignment are kept and performed, Lender shall, upon written request by Borrower, transfer, set over, and assign to Borrower all right, title, and interest of Lender in, to, and under (a) the Leases and all amendments, extensions, modifications, replacements or renewals thereof, and (b) the Rents.

4. Collection of Rent. At any time during which Borrower is receiving Rent directly from Lessees under the Leases, Borrower shall, upon receipt of written direction from Lender, make demand and/or sue for all Rent due and payable under one or more Leases, as directed by Lender, as it becomes due and payable, including Rent which is past due and unpaid. In the event Borrower fails to take such action, or at any time during which Borrower is not receiving Rent directly from Lessees under the Leases, Lender shall have the right (but shall be under no duty) to demand, collect and sue for, in its own name or in the name of Borrower, all Rent due and payable under the Leases, as it becomes due and payable, including Rent which is past due and unpaid.

5. Assignment of Lender's Interest in Lease. If Borrower has defaulted under the Loan Documents, Lender shall then have the right to assign Lender's right, title and interest in and to the Leases to any person acquiring title to the Property through foreclosure or otherwise. Such assignee shall not be liable to account to Borrower for the rents, income and profits thereafter accruing.

6. Indemnification of Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property, or any part thereof, or from any other act or omission of Lender under or relating to the Leases unless such loss is caused by the gross negligence or willful misconduct of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty or liability under the Leases by reason of this instrument or the exercise of rights or remedies hereunder. Lender shall not be liable for its failure to collect, or its failure to exercise diligence in the collection of, Rent under the Leases, but shall be accountable only for Rent that Lender actually receives. Borrower will indemnify and hold harmless Lender (for purposes of this Section, the term "Lender" shall include the directors, officers, partners, employees and agents of Lender and any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with Lender) from and against, and reimburse Lender for, all claims, demands, liabilities, losses, damages, causes of action, judgments, penalties, costs and expenses (including, without limitation, reasonable attorney's fees) incurred under the Leases by reason of this instrument or the exercise of rights or remedies hereunder, or which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, including specifically any obligation or responsibility for any security deposits or other deposits delivered to Borrower by any Lessee under any Lease and not assigned and delivered to Lender. THE INDEMNITIES CONTAINED IN THIS SECTION SHALL INCLUDE CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEY'S FEES) RESULTING FROM THE NEGLIGENCE OF LENDER OR ANY STRICT LIABILITY, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER. The foregoing indemnities shall not terminate upon release or other termination of this Assignment. Any amount to be paid under this Section by Borrower to Lender shall be a demand obligation owing by Borrower to Lender, shall bear interest from the date such amount becomes due until paid at the Default Rate of interest provided in the Note, and shall be secured by the Security Instrument and all other Loan Documents. THIS ASSIGNMENT SHALL NOT OPERATE TO PLACE RESPONSIBILITY UPON LENDER FOR THE CONTROL, CARE, MANAGEMENT OR REPAIR OF THE PROPERTY, NOR FOR THE CARRYING OUT OF ANY OF THE TERMS AND CONDITIONS OF THE LEASES; NOR SHALL IT OPERATE TO MAKE LENDER RESPONSIBLE OR LIABLE FOR ANY WASTE COMMITTED ON THE PROPERTY BY THE TENANTS OR BY ANY OTHER PARTIES OR FOR ANY DANGEROUS OR DEFECTIVE CONDITION OF THE PROPERTY, OR FOR ANY NEGLIGENCE IN THE MANAGEMENT, UPKEEP, REPAIR OR CONTROL OF THE PROPERTY RESULTING IN LOSS OR INJURY OR DEATH TO ANY TENANT, LICENSEE, EMPLOYEE OR STRANGER.

7. Quality of Borrower's Title to Leases. Borrower represents itself to be the absolute owner of the lessor's interest in the Leases, with absolute right and title to assign the Leases and the Rents. Borrower further represents that the Leases are valid and in full force and effect and have not been modified, amended or terminated, or any of the terms and conditions thereof waived, except as stated herein; that there are no outstanding assignments or pledges thereof or of the rents, income and profits due or to become due thereunder; that there are no outstanding lease commission payments due under the Leases for the initial term or for any extensions, renewals or expansions; that there are no existing defaults or any state of facts which, with notice or lapse of time, or both, would constitute a default under the provisions thereof on the part of either party; that no Lessee has any defense, set-off or counterclaim against Borrower; that each Lessee is in possession and paying rent and other charges under its Lease and as provided therein; that Borrower has not at any time prior to the date hereof exercised any right to subordinate any Lease to any deed of trust or mortgage or any other encumbrance of any kind; that Borrower has not executed any prior assignments of the Leases or the Rent thereunder; that no Rent for any period subsequent to the date of this Assignment has been

collected in advance of the time when the same became due under the terms of the applicable Lease; that Borrower has performed no act or executed any other instrument which might prevent Lender from enjoying and exercising any of its rights and privileges evidenced hereby; and that no rents, income or profits payable thereunder have been or will hereafter be anticipated, discounted, released, waived, compromised or otherwise discharged, except as may be expressly permitted by the Lease.

8. New Leases, Amendments and Terminations. Subject to the provisions of this Section 8, Borrower covenants not to cancel, abridge, surrender or terminate any Lease or change, alter or modify any Lease, either to reduce the amount of the rents, income and profits payable thereunder, or to otherwise change, alter, abridge or modify any Lease, or make any subsequent assignment or pledge of any Lease, or consent to subordination of the interest of any Lessee in any Lease, without the prior written consent of Lender; provided, however, that if no Event of Default has occurred, Borrower shall have the right, without the prior written consent of Lender: (a) to enter into new, bona-fide, arm's length leases (or renew existing Leases) with third party Lessees unaffiliated with Borrower, if such Leases are for space in the improvements on the Property, and provided that (i) such Leases are entered into in the ordinary course of the business of Borrower in the operation of the Property, and (ii) such Leases are on such terms and conditions as would be prudent and commercially reasonable; (b) to terminate in accordance with sound business practices the Lease of any Lessee in default of its lease; and (c) to amend the Lease of any Lessee, if the amendment does not increase the obligation of Borrower, as Lessor, or decrease or accelerate the Rent of such Lease or decrease the term of such Lease.

Except as otherwise provided in this Section 8, any attempt at cancellation, surrender, termination, change, alteration, modification, assignment, pledge or subordination of any Lease, without the written consent of Lender, shall be null and void. Subject to the foregoing, Borrower shall give Lender prompt notice of any Lease of the Property it enters into subsequent to the date hereof, together with a certified copy of such lease, and such lease shall be deemed included in this Assignment.

9. Delivery of Necessary Instruments to Lender. Borrower shall execute and deliver to Lender, and hereby irrevocably appoints Lender, its successors and assigns, as Borrower's attorney-in-fact, to execute and deliver during the term of this Assignment, all further instruments as Lender may deem necessary to make this Assignment and any further assignment effective, and to perfect and confirm Lender's rights with respect to the Leases and Rents, including but not limited to, upon the request of Lender, Lease Subordination, Non-disturbance and Attornment Agreements in form and content required by Lender, executed by each Lessee of each Lease now or hereafter affecting the Property or any part thereof. Borrower shall, upon demand, pay to Lender, or reimburse Lender for the payment of, any and all costs and expenses (including reasonable attorneys' fees) incurred in connection with the preparation and recording of such instruments. Any amounts due and owing by Borrower to Lender pursuant to this Assignment shall be secured by the Security Instrument and shall bear interest from the date such amount becomes due until paid at the Default Rate of interest as provided in the Note.

10. Cancellation of Lease. In the event that any Lease permits cancellation thereof on payment of consideration and said privilege of cancellation is exercised, the payments made or to be made by reason thereof are hereby assigned to Lender to be applied, at the election of Lender, to reduce the amount of the principal of the Obligations in the inverse order of maturity or to be held in trust by Lender as further security, without interest, for the payment of the principal and interest required to be paid by the Loan Documents.

11. Borrower to Ensure Continued Performance Under Leases. Borrower shall not execute any other assignment or pledge of the Leases, of any interest therein, or of any Rents payable thereunder. Borrower shall perform all of its covenants as lessor under the Leases, shall not take any actions that would, either presently or with the passage of time, cause a default by Borrower under the Leases, shall enforce the performance thereunder by all Lessees and shall not permit any release of liability of any Lessee or any withholding of rent payments by any Lessee. Borrower shall promptly deliver to Lender copies of any and all notices of default Borrower has sent to any Lessee. Borrower shall, upon Lender's request and at Borrower's expense, enforce the Leases and all remedies available to Borrower thereunder upon any Lessee's default. Borrower shall deliver to Lender copies of all papers served in connection with any such enforcement proceedings and shall consult with Lender, its agents and attorneys, with respect to the conduct thereof. Borrower shall not enter into any settlement of any such proceeding without Lender's prior written consent.

12. Changes in Loan Document Terms: Additions to and Replacement of Loan Documents. Notwithstanding any variation of the terms of the Loan Documents, including any increase or decrease in the principal amount thereof or in the rate of interest payable thereunder or any extension of time for payment thereunder or the release of any part of the Property subject to the Security Instrument, the Leases and the benefits hereby assigned shall continue in accordance with the terms of this Assignment.

13. Exercise of Lender's Rights. Nothing contained herein and no act done or omitted by Lender pursuant to the powers and rights granted it hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Note, the Security Instrument or the other Loan Documents, or a waiver or curing of any default hereunder or under the Note, the Security Instrument or the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms of the Note, the Security Instrument, or the other Loan Documents. The right of Lender to collect said principal sum, interest and indebtedness and to enforce any security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

14. Non-Exclusive Rights and Remedies. Borrower agrees that Lender may enforce this Assignment without first resorting to or exhausting any security or collateral securing the payment of the Note; provided however, that nothing herein contained shall prevent Lender from suing on the Note, foreclosing the Security Instrument or exercising any other right under any Loan Document securing the payment of the Note or at law or equity.

15. Severability. If any term of this Assignment, or the applications hereof to any person or set of circumstances, shall to any extent be invalid, illegal, or unenforceable, the remainder of this Assignment, or the application of such provision or part thereof to persons or circumstances other than those as to which it is invalid, illegal, or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the fullest extent consistent with applicable law and this Assignment shall be interpreted and construed as though such invalid, illegal, or unenforceable term or provision (or any portion thereof) were not contained in this Assignment.

16. Captions. The captions or headings at the beginning of each section hereof are for the convenience of the parties only and are not part of this Assignment.

17. Counterparts. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be construed together and shall constitute one instrument. It shall not be necessary in making proof of this Assignment to produce or account for more than one such counterpart.

18. Notices. All notices required or permitted hereunder shall be given as provided in the Security Instrument.

19. Amendment, Modification or Cancellation of Assignment. No amendment, modification or cancellation of this Assignment or any part hereof shall be enforceable without Lender's prior written consent.

20. Entire Agreement. This Assignment contains the entire agreement concerning the assignment of the Leases and the Rent thereunder between the parties hereto. With respect to the assignment of Leases and Rents, the terms of this Assignment shall control to the extent of any conflicts with the terms of the Security Instrument. No variations, modifications or changes herein or hereof shall be binding upon any party hereto, unless set forth in a document duly executed by or on behalf of such party.

21. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

22. No Impairment of Lender's Rights. Lender may at any time and from time to time in writing (a) waive compliance by Borrower with any covenant herein made by Borrower to the extent and in the manner specified in such writing; (b) consent to Borrower doing any act which hereunder Borrower is prohibited from doing, or consent to Borrower failing to do any act which hereunder Borrower is required to do, to the extent and in the manner specified in such writing; or (c) release any part of the Property and/or the Leases, or any interest therein, from this Assignment. No such act shall in any way impair the rights of Lender hereunder except to the extent specifically agreed to by Lender in such writing. The rights and remedies of Lender hereunder shall not be impaired by any indulgence, including but not limited to (a) any renewal, extension or modification which Lender may grant with respect to any indebtedness secured by the Security Instrument, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of the Property and/or the Leases or any part thereof or any interest therein, or (c) any release or indulgence granted to any endorser, guarantor or surety of any indebtedness secured by the Security Instrument. Lender may take or release any security for the payment of the Note and other indebtedness secured by the Security Instrument may release any party primarily or secondarily liable therefor and may apply any security held by it to the satisfaction of the Note and such other indebtedness without prejudice to any of its rights under this Assignment.

23. No Merger. Notwithstanding (a) the fact that any Lease or the leasehold estate created thereby may be held, directly or indirectly, by or for the account of any person or entity which shall have an interest in the fee estate of the Property, (b) the operation of law, or (c) any other event, Lessee's leasehold estate under such Lease shall not merge into the fee estate and the Lessee shall remain obligated under such lease as assigned by this Assignment.

24. Successors and Assigns. This Assignment and the terms, provisions, representations and warranties herein contained shall be binding upon Borrower and Borrower's heirs, executors, representatives, successors and assigns, and all subsequent owners of the Property and shall inure to the benefit of Lender and Lender's successors and assigns, including all subsequent holders of the Note and the Security Instrument. All references in this Assignment to Borrower or Lender shall be deemed to include all such successors and assigns of such respective party.

25. Construction of Provisions. Within this Assignment, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed

to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires.

26. No Third Party Beneficiaries. It is expressly agreed by the parties hereto that this Assignment shall not be construed or deemed made for the benefit of any third party or parties.

IN WITNESS WHEREOF, Borrower has duly executed this Assignment the date first above written.

BORROWER:

SGB DEVELOPMENT CORP.
A DELAWARE CORPORATION

BY: ______________________
PAUL M. GALVIN
CHIEF EXECUTIVE OFFICER

THE STATE OF NEW YORK *
*
COUNTY OF KINGS *

This instrument was acknowledged before me on the 12th day of July, 2021, by Paul M. Galvin, Chief Executive Officer of SGB Development Corp., a Delaware corporation, on behalf of said Corporation.

____
NOTARY PUBLIC, STATE OF NEW YORK

Christy K. Grzan
Notary Public, State of New York
Qualified in Nassau County, No. 01GR5074275
Commission Expires June 4, 2023

EXHIBIT "A"

3 Tracts of 23.76 acres, 18.219 acres, and 16.84 acres out of the James K. Baldwin Survey No 600, Abs. No. 90, in the City of Lago Vista, Travis County, Texas being the same tracts as conveyed to G&C/Peninsula, LP, called 23.72 acres in Document No. 2005114202, Travis County Official Public Records and called 18.231 acres and 16.84 acres in Document No. 2005114201, Travis County Official Public Records, and conveyed to G&G Peninsula, LP in Document No. 2008034575, Travis County Official Public Records, and being the same 59.3712 as conveyed by Northport Harbor, LLC to SGB Development Corp. by deed of record as Document No. 2021105945, Travis County Official Public Records.

EXHIBIT B


MAY, 2021
CITY OF LAGO VISTA
TRAVIS COUNTY, TEXAS
LEGEND
K. BALDWIN SURVEY NO. 609, ABSTRACT NO. 90
AREA OF RECENT EXCAVATION
LAKE TRAVIS
(COLORADO RIVER)
PRELIMINARY, THIS DOCUMENT SHALL NOT BE RECORDED FOR ANY PURPOSE AND SHALL NOT BE USED OR VIEWED OR RELIED UPON AS A FINAL SURVEY DOCUMENT

CURVE TABLE				
CURVE #	RADIUS	ARC DISTANCE	CHORD BEARING	CHORD DISTANCE
[illegible]	[illegible]	4.44'	[illegible]	4.44'
[illegible]	[illegible]	----	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	----	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	----	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	----	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

LINE TABLE		
LINE #	BEARING	DISTANCE
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]

SHEET 1 OF 2

Bowman
CONSULTING

ALTA/NSPS LAND TITLE SURVEY
59.428 ACRE TRACT
SITUATED IN THE K. BALDWIN SURVEY NO. 609,
ABSTRACT NO. 90
TRAVIS COUNTY, TEXAS

PLAN #: XXXX

TITLE COMMITMENT SCHEDULE "B" NOTES:
[illegible]

10g. ANY AND ALL EASEMENTS, BUILDING LINES AND CONDITIONS, COVENANTS AND RESTRICTIONS AS SET FORTH IN PLAT RECORDED IN VOLUME 87, PAGE 174C, PLAT RECORDS, TRAVIS COUNTY, TEXAS. (THAT PORTION OF LOT 1, AMENDED PLAT OF THE COVE AT LAGO VISTA, A SUBDIVISION IN TRAVIS COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 87, PAGE 174C, PLAT RECORDS OF TRAVIS COUNTY, TEXAS)
AS SHOWN ON THE SURVEY

10h. EASEMENT:
[illegible]
AS SHOWN ON THE SURVEY

[illegible]
AS SHOWN ON THE SURVEY

[illegible]
AS SHOWN ON THE SURVEY

[illegible]
AS SHOWN ON THE SURVEY

[illegible]
AS SHOWN ON THE SURVEY

10k. EASEMENT:
[illegible]
THE LOCATION CANNOT BE DETERMINED FROM THE RECORD DOCUMENT.

10m. EASEMENT:
[illegible]

10n. EASEMENT:
[illegible]

10o. EASEMENT:
[illegible]
AS SHOWN ON THE SURVEY

10q. EASEMENT:
[illegible]
AS SHOWN ON THE SURVEY

[illegible]
AS SHOWN ON THE SURVEY

[illegible]
AS SHOWN ON THE SURVEY (SEE TRACT 3)

[illegible]

[illegible]
AS SHOWN WITH THE SURVEY

[illegible]

[illegible]

[illegible]
AS SHOWN ON THE SURVEY

[illegible]

ALTA TABLE "A" ITEMS:

1. [illegible]

2. THE PROPERTY ADDRESS IS 1900 & 1901 AMERICAN DR, LAGO VISTA, TX [illegible]

3. [illegible]

[illegible]

[illegible]

[illegible]

4. [illegible] ACRES.

5. [illegible]

[illegible]

[illegible]

[illegible]

11. [illegible]

[illegible]

[illegible]

[illegible]

PROPERTY ADDRESS: 1900 & 1901 AMERICAN DR, LAGO VISTA, TX [illegible]

[illegible]
EFFECTIVE DATE FEBRUARY 10, 2021
ISSUED MARCH 2, 2021

LEGAL DESCRIPTION:
[illegible]

RESTRICTIVE COVENANTS:
[illegible]

PRELIMINARY, THIS DOCUMENT SHALL NOT BE RECORDED FOR ANY PURPOSE AND SHALL NOT BE USED OR VIEWED OR RELIED UPON AS A FINAL SURVEY DOCUMENT

SURVEYOR'S CERTIFICATION

[illegible]

[illegible]

5/5/2021
DATE

[illegible]
REGISTERED PROFESSIONAL LAND SURVEYOR
[illegible] – STATE OF TEXAS

SHEET 2 OF 2

[illegible]

Bowman
CONSULTING

[illegible]
TBPE Firm No. F-14309 | TBPLS Firm No. [illegible]

ALTA/NSPS LAND TITLE SURVEY
59.482 ACRE TRACT
SITUATED IN THE K. BALDWIN SURVEY NO. 609,
ABSTRACT NO. 90
TRAVIS COUNTY, TEXAS

PLAN #: XXXX